UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks produced excellent returns and outperformed other investment styles in 2013, as the economy strengthened and investors remained optimistic despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. As the year began, federal tax increases and spending cuts threatened to derail the economic recovery, but their impact was mitigated by strong jobs growth and $85 billion in monthly asset purchases by the Federal Reserve. Longer-term interest rates rose sharply starting in May as the central bank made plans to curtail its asset purchases, which weighed on stock prices for a time. When the Fed announced in mid-December that it would start to taper its asset purchases in January 2014, equity investors were assuaged by Fed assurances about keeping short-term rates low. As the year ended, on the heels of a federal government shutdown and debt ceiling showdown in October, Congress passed and President Obama signed a bipartisan two-year budget bill that could add slightly to 2014 economic growth and prevent additional near-term shutdowns.

Your fund returned 24.06% in the second half of 2013 and 44.19% for the entire year. As shown in the Performance Comparison table, the fund outperformed its Lipper peer group index in both periods. The fund also surpassed the MSCI index in the last six months and performed mostly in line with the benchmark for the full year. (Investors should note that the fund’s short-term performance is highly unusual and unlikely to be sustained.)

The fund’s 12-month relative performance versus the MSCI index was helped by excellent returns among our financials, consumer staples, and materials companies. Unfortunately, these are among the smallest sectors in the fund and in the small-cap growth universe. Our holdings in two of our largest sector allocations—consumer discretionary and information technology—were not as robust as their peers in the index, which limited our gains. As usual, the fund’s sector allocations—which closely resemble those of the MSCI benchmark—had little aggregate impact on the fund’s relative results.

We are pleased to report that the fund’s longer-term record versus its peers remains outstanding. Lipper ranked the Diversified Small-Cap Growth Fund in the top 14% of the small-cap growth funds universe for the 3- and 10-year periods ended December 31, 2013, and in the top 16% for the five-year period. Based on cumulative total return, Lipper ranked the fund 184 of 513, 61 of 457, 63 of 400, and 35 of 264 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2013, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. equity market produced excellent returns during 2013. The economy has shown signs of sustaining moderate growth, and the housing market is recovering. New job creation has been mostly steady at around 200,000 per month, resulting in a reduction in the unemployment rate to 6.7% in December. While this rate of job growth is good, it might not reduce the sizable pool of long-term unemployed workers. Corporate profits have been mostly favorable, but revenue growth is generally tepid.

Perhaps the most notable macroeconomic event of the year was the Federal Reserve’s decision in mid-December to start tapering its asset purchases in January 2014. This was welcomed by the market because it eliminated significant uncertainty that persisted for much of the year. In May and June, Fed Chairman Ben Bernanke’s comments about possibly slowing the central bank’s quantitative easing measures caused long-term bond yields to rise sharply. The Fed surprised many investors in mid-September by deciding to delay a widely expected tapering until seeing more evidence that the recovery will be sustained.

In retrospect, the Fed’s taper delay seems prudent because of the uncertainty about how a divided Congress would deal with the debt ceiling—the government’s legal borrowing limit. After a government shutdown that lasted more than two weeks, Congress agreed to fund the government until mid-January and suspend the debt ceiling until February 7, 2014. Congress passed a two-year budget bill before the end of 2013, but as of this writing, it has yet to address the debt ceiling.

When the central bank finally decided to reduce its asset purchases by $10 billion in January, equity investors were assuaged by the Fed’s pledge to keep short-term interest rates low even if unemployment falls below 6.5%—as long as inflation remains contained. Consequently, the 10-year Treasury note yield rose to 3.03% by the end of 2013. It was 1.76% at the end of 2012.

Small-cap stocks outperformed their larger counterparts in 2013, as investors embraced risk in the pursuit of higher returns. The small-cap Russell 2000 Index returned 38.82% versus 33.11% for the large-cap Russell 1000 Index. Growth stocks outperformed value stocks across all market capitalizations, especially among small-caps. In addition to growth stocks, lower-quality companies, stocks of companies with market capitalizations below $250 million (these are sometimes called “microcaps”), and companies without earnings were some of the best performers in 2013.

Most sectors of the small-cap growth universe, as measured by the MSCI US Small Cap Growth Index, produced remarkable returns in 2013. Consumer staples, health care, and consumer discretionary stocks fared best, with returns around 50%. Industrials and business services, financials, and information technology shares performed mostly in line with the index, with gains exceeding 40%. Energy stocks lagged somewhat, while telecommunication services, materials, and the very small utilities sector trailed but still generated good returns in absolute terms.

Small-caps and growth stocks have produced superior returns since the end of 2008. For the five-year period ended December 31, 2013, the Russell 2000 Index outperformed the Russell 1000 Index by almost 150 basis points on an annualized basis (20.08% versus 18.59%). Also, the Russell 2000 Growth Index outperformed the Russell 2000 Value Index by almost 500 basis points on an annualized basis (22.58% versus 17.64%).

PORTFOLIO CHARACTERISTICS

While the fund produced strong returns in 2013, we would like to remind our investors that the fund’s time horizon for investing is much longer than our reporting period, so it usually takes some time before our investments bear fruit. We remain committed to our strategy and investment process. We believe these will help us navigate through the years ahead and reward patient investors with long-term capital growth:

  We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.

  We seek companies with good earnings quality and sustainable growth characteristics.

  We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

  While stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. Given the unusual economic environment, we are also taking macroeconomic conditions into account.

  The fund’s sector allocations are usually in line with those of the MSCI US Small Cap Growth Index, as shown in the Sector Diversification table on page 7, but the portfolio may occasionally have small overweights or underweights.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio currently holds about 300 names, and very few of our largest positions represent 1.0% or more of the fund’s net assets at any given time. This level of diversification should help manage the risk of investing in small-cap growth stocks. Our goal is to provide steady outperformance over time with lower risk than that of the small-cap market. We believe preventing losses in down markets can help relative performance over time.

Cash reserves are a drag on long-term performance in a rising market, so we try to keep our cash position low and deploy cash flows quickly to stay fully invested. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible. The fund tends to have a fairly low annual turnover rate because our time horizon is longer than that of other small-cap growth portfolios.

Our portfolio turnover rate in the last 12 months was 12.6%, which is substantially less than the 2013 average of about 88.5% for small-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of January 21, 2014.) This implies that our holding period for a typical stock is about eight years, whereas our average competitor holds a given stock for slightly more than one year.

PORTFOLIO REVIEW

Our health care holdings contributed the most to the fund’s absolute performance in 2013. Many of our biotechnology holdings produced excellent returns, but Incyte was one of the top performers in the entire portfolio, boosted by the success of its Jakafi drug for treating patients with myelofibrosis. Incyte is also seeking regulatory approval to use Jakafi to treat a rare blood disorder. Several of our pharmaceutical companies performed well throughout the year, such as Jazz Pharmaceuticals and ViroPharma, which was just acquired by Shire. The other main health care industries—providers and services companies, equipment and supplies, and life tools and services—featured a few strong performers but generally made milder contributions to performance. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Information technology stocks were also significant contributors to the fund’s absolute performance. Software industry stocks collectively did best, led by Tyler Technologies. IT services companies, especially Gartner, Maximus, and Heartland Payment Systems, produced excellent 12-month returns. Our top contributor to fund performance in the last six months and for the full year was 3D Systems. This maker of three-dimensional printing systems is enjoying vigorous revenue growth due to increasing demand, and the company is beginning to expand its offerings in the three-dimensional printing of metals and even food. Semiconductor-related stocks lagged, with Semtech among our worst performers in the fund due to a disappointing product cycle for a new chip tied to the Samsung Galaxy S4 phone.

Industrials and business services stocks performed very well in 2013. Our machinery stocks led the sector, particularly Middleby, Wabtec, and maintenance equipment maker Toro, which increased its dividend. One of our electrical equipment companies, Acuity Brands, produced vigorous gains in the second half of 2013 and for the full year, as its LED lighting products had brisk sales amid a rebound in new commercial construction. In other industries, aerospace and defense stocks gained altitude, while road and rail companies, especially Old Dominion Freight Line, steamed ahead.

Stocks of consumer discretionary companies rose broadly, helped by improving economic trends, though stock selection hurt our relative performance. Specialty retailers paced the sector’s advance, with excellent 12-month performance from TSC (Tractor Supply Company), Monro Muffler Brake, and shoe retailer DSW. Several makers of textiles, apparel, and luxury goods did very well, too. Many of our hotel and restaurant stocks produced solid gains, led by Red Robin Gourmet Burgers and Denny’s. We increased exposure to this industry by adding Domino’s Pizza and Buffalo Wild Wings to the portfolio in the last six months. Holdings in other underlying industries generally made smaller contributions to fund performance.

Our holdings in the financials sector, though a small part of the small-cap growth universe, produced excellent results in 2013. Financials stocks were lifted by many favorable trends, including rising stock prices, increased initial public offering activity, a stronger housing market, and higher long-term interest rates that are helping banks increase their profits. Real estate management and development companies Altisource Asset Management and Altisource Portfolio Solutions were two of our largest performance contributors in the entire portfolio. Asset managers Affiliated Managers Group and Waddell & Reed Financial and online broker E*TRADE Financial also performed very well, as did commercial banks SVB Financial Group and Signature Bank. Real estate investment trusts, which tend to behave like bonds because they usually offer high yields, lagged other financial industries.

The energy sector trailed the broader small-cap growth universe in 2013, but our holdings performed in line with their peers in the MSCI benchmark. Equipment and services companies did best, helped by increased demand stemming from vigorous new U.S. energy production efforts, and our gains were concentrated in Core Laboratories, Oil States International, Dril-Quip, and Oceaneering International. Most of our oil, gas, and consumable fuel companies produced positive returns, especially SM Energy, SemGroup, and Clayton Williams Energy, which appears to have excellent acreage positions in the Wolfcamp shale gas development in the Permian Basin.

Materials stocks also lagged the small-cap growth universe, but our stock selection versus the MSCI benchmark was favorable last year. Chemicals companies—especially W.R. Grace, Rockwood Holdings, and NewMarket—accounted for much of the gains in the sector in our 6- and 12-month reporting periods. One outstanding investment in the sector was KapStone Paper & Packaging. The company reported record financial results for the third quarter of 2013, and it is already benefiting from its recent acquisition of containerboard maker Longview Fibre Paper & Packaging. KapStone also announced a stock split in December. Metals and mining stocks lagged for the year, with Compass Minerals, a producer of rock salt and nutrient potassium sulfate for crops, sagging in the last six months.

OUTLOOK

The two-year bipartisan budget deal reached in December reduces fiscal policy uncertainty. This should help corporations develop and execute business plans in the near term with greater confidence. We will have a change at the top of the Federal Reserve, as Fed Vice Chair Janet Yellen succeeds outgoing Fed Chairman Ben Bernanke at the end of January 2014, but we expect to see a continuation of the central bank’s current policies.

Risks to the financial markets could arise if economic growth is not sustained or if interest rates increase quickly in anticipation of faster growth or inflation. Historically, rising rates have accompanied economic growth and have not hurt stocks until they are significantly above their cyclical lows. However, it is possible that the equity market has already priced in a stronger economic recovery, as suggested by full valuations for stocks, particularly small-caps.

News from Europe is benign, which suggests there is moderate improvement in economic growth, as the eurozone continues to emerge from a protracted recession. On the other hand, assets in emerging markets underperformed last year amid generally slower economic growth. Political events in markets such as Turkey and Thailand and smaller Fed asset purchases, which could result in higher U.S. interest rates, could affect international cash flows and further weigh on emerging markets.

The investment landscape is constantly changing, but our investment strategy remains the same. While we take macroeconomic events into account in the course of monitoring portfolio risks, having neutral sector weights versus our benchmark helps us avoid risks due to large moves in any one sector. We continue to favor high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

We are grateful for the confidence that our shareholders have in our investment management abilities.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 24, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI US Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/13
3D Systems	1.0%
Middleby	1.0
Tyler Technologies	0.9
Polaris Industries	0.9
Nu Skin Enterprises	0.9
Incyte	0.9
Ultimate Software Group	0.9
Maximus	0.8
Wabtec	0.8
Boston Beer	0.8
Hanesbrands	0.8
Gartner	0.8
Jazz Pharmaceuticals	0.7
DSW	0.7
Aspen Technology	0.7
Toro	0.7
Old Dominion Freight Line	0.7
Altisource Portfolio Solutions	0.7
Kirby	0.7
W.R. Grace	0.6
Waddell & Reed Financial	0.6
HSN	0.6
NewMarket	0.6
Air Methods	0.6
Commvault Systems	0.6
Total	19.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/13

Best Contributors		Worst Contributors	
3D Systems	16¢	Ariad Pharmaceuticals**	-4¢
Incyte	13	Semtech	-2
Nu Skin Enterprises	13	Neurocrine Biosciences*	-1
Polaris Industries	9	Panera Bread**	-1
Jazz Pharmaceuticals	8	Rite Aid*	-1
Tyler Technologies	8	Shutterfly	-1
Altisource Asset Management	7	Taubman Centers	-1
Altisource Portfolio Solutions	7	iRobot	-1
Middleby	7	Dean Foods	-1
Air Methods	6	Halcon Resources	-1
Total	94¢	Total	-14¢

12 Months Ended 12/31/13

Best Contributors		Worst Contributors	
3D Systems	20¢	Ariad Pharmaceuticals**	-5¢
Nu Skin Enterprises	17	Infinity Pharmaceuticals***	-2
Incyte	17	Affymax**	-2
Middleby	12	SolarWinds	-2
Polaris Industries	11	Allied Nevada Gold**	-2
Tyler Technologies	11	Orthofix International	-2
Jazz Pharmaceuticals	11	Royal Gold**	-2
Altisource Asset Management	10	Neurocrine Biosciences*	-1
Boston Beer	10	Halcon Resources	-1
Wabtec	9	Semtech	-1
Total	128¢	Total	-20¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE					
Beginning of period	$ 17.44	$ 15.45	$ 15.82	$ 11.85	$ 8.59
Investment activities					
Net investment income (loss)[1]	(0.04)	0.04	(0.13)	(0.10)	(0.07)[2]
Net realized and unrealized gain / loss	7.74	2.38	0.35	4.07	3.33
Total from investment activities	7.70	2.42	0.22	3.97	3.26
Distributions					
Net investment income	–	(0.03)	–	–	–
Net realized gain	(0.15)	(0.40)	(0.59)	–	–
Total distributions	(0.15)	(0.43)	(0.59)	–	–
NET ASSET VALUE					
End of period	**$ 24.99**	**$ 17.44**	**$ 15.45**	**$ 15.82**	**$ 11.85**

Ratios/Supplemental Data

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Total return[3]	**44.19%**	**15.69%**	**1.54%**	**33.50%**	**37.98%[2]**
Ratio of total expenses to average net assets	0.82%	0.91%	1.11%	1.25%	1.25%[2]
Ratio of net investment income (loss) to average net assets	(0.19)%	0.22%	(0.78)%	(0.74)%	(0.68)%[2]
Portfolio turnover rate	12.6%	15.4%	16.9%	18.5%	27.7%
Net assets, end of period (in thousands)	$ 771,017	$ 395,615	$ 188,947	$ 134,178	$ 78,603

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.3%		
CONSUMER DISCRETIONARY 18.1%		
Auto Components 0.5%		
Dana Holding	63,700	1,250
Tenneco (1)	51,500	2,913
		4,163
Distributors 0.8%		
LKQ Corporation (1)	72,800	2,395
Pool	60,900	3,541
		5,936
Diversified Consumer Services 1.0%		
American Public Education (1)	32,000	1,391
Ascent Capital Group (1)	29,400	2,515
Sotheby's	57,971	3,084
Steiner Leisure (1)	11,500	566
		7,556
Hotels, Restaurants & Leisure 4.0%		
Bally Technologies (1)	42,800	3,358
Brinker	69,200	3,207
Buffalo Wild Wings (1)	7,800	1,148
Choice Hotels International	57,100	2,804
Denny's (1)	415,519	2,987
Domino's Pizza	63,400	4,416
Red Robin Gourmet Burgers (1)	40,700	2,993
Six Flags Entertainment	106,100	3,907
The Cheesecake Factory	42,400	2,047
Vail Resorts	50,700	3,814
		30,681
Household Durables 0.7%		
Helen of Troy Limited (1)	61,400	3,040
iRobot (1)	45,100	1,568

NACCO Industries	7,500	467
		5,075
Internet & Catalog Retail 1.6%		
HSN	78,000	4,859
Liberty Ventures (1)	35,600	4,364
Shutterfly (1)(2)	58,900	3,000
		12,223
Leisure Equipment & Products 1.4%		
Brunswick	86,200	3,970
Polaris Industries	49,200	7,166
		11,136
Media 1.4%		
Digital Generation (1)(2)	45,000	574
John Wiley & Sons	14,900	822
Live Nation Entertainment (1)	175,600	3,470
Madison Square Garden (1)	75,400	4,342
Starz (1)	68,950	2,016
		11,224
Multiline Retail 0.2%		
Big Lots (1)	39,500	1,275
		1,275
Specialty Retail 4.2%		
Aaron's	57,059	1,677
Ascena Retail Group (1)	145,500	3,079
Buckle (2)	36,700	1,929
Chico's	131,500	2,477
DSW, Class A	132,900	5,679
Guess	21,800	677
Hibbett Sports (1)(2)	32,300	2,171
Monro Muffler Brake	84,930	4,787

Sally Beauty Supply (1)	144,600	4,371
The Children's Place (1)	23,800	1,356
TSC	51,000	3,957
		32,160
Textiles, Apparel & Luxury Goods 2.3%		
Deckers Outdoor (1)	30,100	2,542
Fossil (1)	15,575	1,868
Hanesbrands	84,300	5,924
Iconix Brand Group (1)	64,100	2,545
PVH	15,153	2,061
Steven Madden (1)	78,500	2,872
		17,812
Total Consumer Discretionary		139,241
CONSUMER STAPLES 4.3%		
Beverages 0.8%		
Boston Beer, Class A (1)	25,200	6,093
		6,093
Food & Staples Retailing 1.0%		
Rite Aid (1)	721,400	3,650
Susser Holdings (1)	60,800	3,982
		7,632
Food Products 1.3%		
Dean Foods (1)	61,950	1,065
J & J Snack Foods	50,381	4,463
TreeHouse Foods (1)	65,200	4,494
		10,022
Personal Products 1.2%		
Herbalife (2)	32,700	2,573

Nu Skin Enterprises, Class A	49,700	6,870
		9,443
Total Consumer Staples		33,190

ENERGY 5.0%

Energy Equipment & Services 2.1%

Atwood Oceanics (1)	39,800	2,125
Core Laboratories	16,800	3,208
Dawson Geophysical (1)	4,600	155
Dril-Quip (1)	32,100	3,529
Oceaneering International	32,600	2,571
Oil States International (1)	28,900	2,940
Superior Energy (1)	24,084	641
Tesco (1)	24,500	485
Unit (1)	6,800	351
		16,005

Oil, Gas & Consumable Fuels 2.9%

Bill Barrett (1)(2)	28,800	771
Clayton Williams Energy (1)	25,300	2,073
Contango Oil & Gas (1)	42,900	2,027
Delek US Holdings	31,000	1,067
Energy XXI Bermuda	54,600	1,478
Gran Tierra Energy (1)	206,100	1,507
Halcon Resources (1)(2)	125,000	483
Oasis Petroleum (1)	77,800	3,654
Rosetta Resources (1)	51,700	2,484
SemGroup	50,500	3,294
SM Energy	39,700	3,299
		22,137
Total Energy		38,142

FINANCIALS 8.6%		
Capital Markets 1.8%		
Affiliated Managers Group (1)	17,700	3,839
E*TRADE Financial (1)	142,127	2,791
Virtus Investment Partners (1)	13,300	2,661
Waddell & Reed Financial, Class A	74,800	4,871
		14,162
Commercial Banks 1.2%		
Signature Bank (1)	35,700	3,835
SVB Financial Group (1)	26,800	2,810
Texas Capital Bancshares (1)	49,500	3,079
		9,724
Consumer Finance 1.4%		
Cardtronics (1)	98,494	4,280
Portfolio Recovery Associates (1)	77,000	4,069
World Acceptance (1)(2)	25,300	2,214
		10,563
Diversified Financial Services 0.9%		
CBOE Holdings	62,500	3,248
MarketAxess Holdings	36,300	2,427
MSCI, Class A (1)	11,148	487
Newstar Financial (1)	54,900	976
		7,138
Insurance 0.2%		
AmTrust Financial Services (2)	51,853	1,695
		1,695
Real Estate Investment Trusts 0.6%		
DuPont Fabros Technology, REIT (2)	29,700	734
Sabra Health Care REIT, REIT	44,766	1,170
Strategic Hotels & Resorts, REIT (1)	114,500	1,082

Taubman Centers, REIT	23,000	1,470
		4,456
Real Estate Management & Development 1.8%		
Altisource Asset Management (1)(2)	2,880	2,678
Altisource Portfolio Solutions (1)	33,000	5,235
Altisource Residential, Class B	31,066	935
Forest City Enterprises, Class A (1)	105,700	2,019
Jones Lang LaSalle	13,500	1,382
Kennedy-Wilson Holdings	64,800	1,442
		13,691
Thrifts & Mortgage Finance 0.7%		
MGIC Investment (1)	246,200	2,078
Ocwen Financial (1)	33,500	1,858
Radian (2)	90,900	1,283
		5,219
Total Financials		66,648
HEALTH CARE 19.4%		
Biotechnology 6.9%		
ACADIA Pharmaceuticals (1)	51,600	1,290
Acorda Therapeutics (1)	25,700	750
Alkermes (1)	96,600	3,928
Alnylam Pharmaceuticals (1)	37,900	2,438
AMAG Pharmaceuticals (1)	25,800	626
BioMarin Pharmaceutical (1)	53,100	3,731
Cepheid (1)(2)	53,230	2,487
Cubist Pharmaceuticals (1)	64,700	4,456
Exelixis (1)(2)	163,400	1,002
Idenix Pharmaceuticals (1)(2)	77,000	460
Incyte (1)	133,588	6,764
InterMune (1)	54,200	798

Isis Pharmaceuticals (1)	34,100	1,359
Lexicon Pharmaceuticals (1)	56,200	101
Ligand Pharmaceuticals, Class B (1)	20,300	1,068
Medivation (1)	20,000	1,276
Neurocrine Biosciences (1)	77,700	726
NPS Pharmaceuticals (1)	84,300	2,559
Opko Health (1)(2)	89,500	755
Pharmacyclics (1)	38,300	4,051
Prothena (1)	15,900	422
Puma Biotechnology (1)	27,700	2,868
Seattle Genetics (1)(2)	67,100	2,677
Sunesis Pharmaceuticals (1)(2)	43,200	205
Theravance (1)(2)	48,400	1,725
United Therapeutics (1)	40,500	4,580
		53,102

Health Care Equipment & Supplies 3.5%

Align Technology (1)	71,000	4,058
ArthroCare (1)	40,400	1,626
Cooper Companies	25,500	3,158
Dexcom (1)	1,700	60
Edwards Lifesciences (1)	5,200	342
HeartWare International (1)	11,000	1,034
ICU Medical (1)	21,800	1,389
IDEXX Laboratories (1)	29,000	3,085
Masimo (1)	42,400	1,239
Meridian Bioscience	26,350	699
Orthofix International (1)	31,968	729
Sirona Dental Systems (1)	55,400	3,889
Thoratec (1)	44,500	1,629
Volcano (1)(2)	42,900	937
West Pharmaceutical Services	70,100	3,439
		27,313

Health Care Providers & Services 3.6%		
Air Methods (1)	82,500	4,812
Bio-Reference Labs (1)(2)	37,600	960
Centene (1)	46,400	2,735
Chemed (2)	15,400	1,180
CorVel (1)	56,566	2,642
HealthSouth	75,400	2,512
MEDNAX (1)	58,200	3,107
MWI Veterinary Supply (1)	21,400	3,651
Team Health Holdings (1)	90,300	4,113
WellCare Health Plans (1)	32,100	2,261
		27,973
Health Care Technology 0.2%		
HMS Holdings (1)	76,500	1,739
		1,739
Life Sciences Tools & Services 1.2%		
Bio-Rad Laboratories, Class A (1)	12,700	1,570
Bruker (1)	65,500	1,295
Illumina (1)	17,400	1,925
Mettler-Toledo International (1)	6,800	1,649
Parexel International (1)	60,000	2,711
		9,150
Pharmaceuticals 4.0%		
Aegerion Pharmaceuticals (1)	26,300	1,866
Akorn (1)	88,000	2,167
Auxilium Pharmaceuticals (1)	35,300	732
AVANIR Pharmaceuticals (1)	162,400	546
Cadence Pharmaceuticals (1)	37,900	343
Jazz Pharmaceuticals (1)	45,600	5,771
Medicines Company (1)	73,800	2,850
Nektar Therapeutics (1)	65,800	747

Pacira Pharmaceuticals (1)	23,300	1,340
Prestige Brands (1)	111,300	3,985
Questcor Pharmaceuticals (2)	53,300	2,902
Salix Pharmaceuticals (1)	45,400	4,083
ViroPharma (1)	64,500	3,215
		30,547
Total Health Care		149,824
INDUSTRIALS & BUSINESS SERVICES 17.4%		
Aerospace & Defense 2.6%		
Esterline Technologies (1)	26,100	2,661
GenCorp (1)(2)	79,900	1,440
HEICO, Class A	74,326	3,131
Hexcel (1)	72,500	3,240
Teledyne Technologies (1)	41,100	3,775
Transdigm Group	19,800	3,188
Triumph Group	34,400	2,617
		20,052
Air Freight & Logistics 0.1%		
Hub Group, Class A (1)	23,300	929
		929
Airlines 0.5%		
Allegiant Travel	14,000	1,476
Spirit Airlines (1)	47,800	2,171
		3,647
Commercial Services & Supplies 1.7%		
Clean Harbors (1)	38,200	2,291
Healthcare Services	74,600	2,116
Rollins	77,550	2,349
Team (1)	38,200	1,617
US Ecology	39,500	1,469

Waste Connections	77,675	3,389
		13,231
Electrical Equipment 1.3%		
Acuity Brands	43,700	4,777
Generac Holdings	71,600	4,056
II-VI (1)	52,900	931
		9,764
Machinery 6.9%		
Actuant, Class A	81,500	2,986
Chart Industries (1)	25,100	2,400
Graco	42,400	3,312
Hyster-Yale Materials Handling	21,500	2,003
IDEX	37,400	2,762
John Bean Technologies	80,900	2,373
Lincoln Electric Holdings	66,200	4,723
Middleby (1)	31,000	7,439
Nordson	58,600	4,354
Standex International	18,300	1,151
Sun Hydraulics	37,500	1,531
Toro	85,400	5,431
Valmont Industries	28,700	4,280
Wabtec	86,900	6,454
Woodward	35,800	1,633
		52,832
Marine 0.7%		
Kirby (1)	51,800	5,141
		5,141
Professional Services 1.1%		
Advisory Board (1)	54,400	3,464
Exponent	23,604	1,828
Huron Consulting Group (1)	44,917	2,817

RPX (1)	37,500	634
		8,743
Road & Rail 1.8%		
AMERCO (1)	14,200	3,378
Avis Budget Group (1)	81,700	3,302
Landstar System	36,400	2,091
Old Dominion Freight Line (1)	101,300	5,371
		14,142
Trading Companies & Distributors 0.7%		
Beacon Roofing Supply (1)	62,300	2,510
United Rentals (1)	40,198	3,133
		5,643
Total Industrials & Business Services		134,124
INFORMATION TECHNOLOGY 22.5%		
Communications Equipment 1.5%		
ADTRAN	71,400	1,928
Aruba Networks (1)	104,600	1,872
JDS Uniphase (1)	133,400	1,732
Plantronics	57,500	2,671
Polycom (1)	73,884	830
Riverbed Technology (1)	115,083	2,081
		11,114
Computers & Peripherals 1.3%		
3-D Systems (1)(2)	85,000	7,899
Stratasys (1)	14,900	2,007
		9,906
Electronic Equipment, Instruments & Components 1.8%		
Anixter International	47,300	4,250
Coherent (1)	45,200	3,362

FARO Technologies (1)	15,700	915
FEI	52,600	4,700
Itron (1)	8,800	365
		13,592
Internet Software & Services 2.4%		
Cornerstone OnDemand (1)	66,600	3,553
CoStar Group (1)	20,500	3,784
j2 Global	42,300	2,115
MercadoLibre (2)	28,800	3,104
Perficient (1)	59,500	1,394
ValueClick (1)	75,200	1,757
WebMD Health (1)(2)	73,212	2,892
		18,599
IT Services 4.9%		
CoreLogic (1)	128,300	4,558
DST Systems	20,000	1,815
Euronet Worldwide (1)	76,700	3,670
Gartner (1)	82,400	5,855
Heartland Payment Systems (2)	91,855	4,578
Jack Henry & Associates	62,100	3,677
Maximus	147,300	6,480
TeleTech Holdings (1)	28,800	689
Unisys (1)	46,940	1,576
VeriFone Systems (1)	25,800	692
WEX (1)	45,300	4,486
		38,076
Semiconductor & Semiconductor Equipment 2.8%		
Amkor Technology (1)(2)	64,600	396
Atmel (1)	212,700	1,665
Cabot Microelectronics (1)	24,400	1,115
Cavium (1)	67,200	2,319
Diodes (1)	57,300	1,350

Hittite Microwave (1)	40,400	2,494
Magnachip Semiconductor (1)	78,500	1,531
Microsemi (1)	77,500	1,934
Semtech (1)	64,400	1,628
Silicon Laboratories (1)	20,600	892
Synaptics (1)	61,400	3,181
Teradyne (1)(2)	96,700	1,704
Ultratech (1)	29,500	856
Veeco (1)	24,100	793
		21,858
Software 7.8%		
Actuate (1)	49,700	383
Advent Software	50,300	1,760
Aspen Technology (1)	130,100	5,438
Commvault Systems (1)	64,000	4,792
Computer Modelling (CAD)	75,600	1,894
Concur Technologies (1)(2)	37,900	3,910
FactSet Research Systems	28,500	3,094
Fortinet (1)	89,600	1,714
Informatica (1)	65,700	2,727
Manhattan Associates (1)	19,600	2,303
MICROS Systems (1)	53,400	3,064
Monotype Imaging Holdings	77,815	2,479
NetScout Systems (1)	79,000	2,338
PTC (1)	92,200	3,263
Rovi (1)	30,000	591
SolarWinds (1)	42,100	1,593
Solera Holdings	17,200	1,217
SS&C Technologies Holdings (1)	27,300	1,208
TIBCO Software (1)	115,500	2,596
Tyler Technologies (1)	70,400	7,190

TELECOMMUNICATION SERVICES 0.5%		
Diversified Telecommunication Services 0.5%		
TW Telecom (1)	128,100	3,903
Total Telecommunication Services		3,903
Total Common Stocks (Cost $518,755)		765,663
SHORT-TERM INVESTMENTS 1.0%		
Money Market Funds 1.0%		
T. Rowe Price Reserve Investment Fund, 0.05% (3)(4)	7,346,400	7,346
Total Short-Term Investments (Cost $7,346)		7,346
SECURITIES LENDING COLLATERAL 4.2%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 4.2%		
Short-Term Funds 4.2%		
T. Rowe Price Short-Term Reserve Fund, 0.02% (3)(4)	3,251,673	32,517
Total Investments through Securities Lending Program with State Street Bank and Trust Company		32,517
Total Securities Lending Collateral (Cost $32,517)		32,517
Total Investments in Securities		
104.5% of Net Assets (Cost $558,618)		**$ 805,526**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is on loan at December 31, 2013 -- total value of such securities at period-end amounts to $30,182. See Note 3.
(3) Seven-day yield
(4) Affiliated Companies
CAD Canadian Dollar
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $4,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2013, the value of loaned securities was $30,182,000 the value of cash collateral and related investments was $32,517,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $236,319,000 and $72,394,000, respectively, for the year ended December 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, were characterized for tax purposes as follows:

At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2013, the fund utilized $342,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2013, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $90,000 for Price Associates; $326,000 for T. Rowe Price Services, Inc.; and $28,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $1,825,000 from short-term capital gains,

  $2,737,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $2,784,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,722,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[157]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2001	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157}

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years
Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Diversified
Small-Cap Growth Fund	Principal Occupation(s)

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014